Exhibit 99.2 Investor Presentation September 21, 2021

Disclaimer Disclaimer Non-GAAP Financial Measures This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, combination (the “Proposed Business Combination”) between Quanergy Systems, Inc. (“Quanergy”) and CITIC Capital Acquisition Corp. (“CCAC”) and related transactions and for EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will and may exclude items that are significant in understanding and assessing Quanergy’s financial results. Therefore, these measures should not be considered in isolation or Quanergy, CCAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Quanergy’s liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, presentation of these measures may not be comparable to similarly-titled measures used by other companies. CCAC and Quanergy believe these non-GAAP measures of or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party financial results provide useful information to management and investors regarding certain financial and business trends relating to Quanergy’s financial condition and industry publications and sources as well as from research reports prepared for other purposes. Neither Quanergy nor CCAC has independently verified the data obtained from results of operations. CCAC and Quanergy believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to operating results and trends in and in comparing Quanergy’s financial measures with other similar companies, many of which present similar non-GAAP financial measures contain all of the information that may be required to make a full analysis of Quanergy or the Proposed Business Combination. Viewers of this presentation should each make their to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and own evaluation of Quanergy and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. income are excluded or included in determining these non-GAAP financial measures. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Proposed Business This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of Combination or the accuracy or adequacy of this Presentation. some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, CCAC and Quanergy are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable Forward Looking Statements effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. This Presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or Use of Projections indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Presentation, This Presentation contains financial forecasts with respect to Quanergy’s projected financial results, including, but not limited to, Revenue, EBITDA, EBITDA Margin, Gross including those regarding the terms of CCAC’s Proposed Business Combination with Quanergy, CCAC’s ability to consummate the proposed transaction on the stated timeline, Profit, Gross Profit Margin, Free Cash Flow, Free Cash Flow Burn to Break even, for Quanergy’s fiscal years 2021 through 2025. Neither CCAC’s nor Quanergy’s Quanergy’s use of proceeds from the proposed transaction, the benefits of the transaction, anticipated timing of the Proposed Business Combination, and the combined company’s independent auditors have audited, reviewed, studied, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this future performance relative to other LiDAR providers, the combined company’s strategy, operations, growth plans and objectives of management, the growth of the LiDAR sector, Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These Quanergy’s time to market for LiDAR products, the projected size of the automotive LiDAR market and IoT LiDAR market, and the combined company’s future products are forward- projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above- looking statements. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective management of CCAC and Quanergy and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CCAC or Quanergy. Potential risks and indicative of the future performance of Quanergy or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, information will be achieved. including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of CCAC or Quanergy is not obtained; the inability to complete the PIPE offering Additional Information About the Proposed Business Combination and Where To Find It in connection with the Proposed Business Combination; failure to realize the anticipated benefits of the Proposed Business Combination; risk relating to the uncertainty of the In connection with the Proposed Business Combination, CCAC intends to file relevant materials with the with the SEC, including a registration statement on Form S-4, which projected financial information with respect to Quanergy; the amount of redemption requests made by CCAC’s shareholders ; the overall level of consumer demand for Quanergy’s will include a proxy statement/prospectus (the “Registration Statement”) . CCAC urges its investors, shareholders and other interested persons to read, when products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit available, the proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important markets; the ability to maintain the listing of Quanergy’s securities on the New York Stock Exchange; the financial strength of Quanergy’s customers; Quanergy’s ability to information about CCAC, Quanergy and the Proposed Business Combination. After the registration statement is declared effective by the SEC, the definitive proxy implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to statement/prospectus and other relevant documents will be mailed to the shareholders of CCAC as of the record date established for voting on the Proposed Business Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers, as Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of CCAC and other interested persons are well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change advised to read, when available, these materials ((including any amendments or supplements thereto) and any other relevant documents in connection with CCAC’s trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or solicitation of proxies for the meeting of shareholders to be held to approve, among other things, The Proposed Business Combination because they will contain important interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign information about CCAC, Quanergy and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect CCAC’s or Quanergy’s financial results is included website at www.sec.gov or by directing a request to: CITIC Capital Acquisition Corp., Corp., 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, Attention: Fanglu from time to time in CCAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well Wang, telephone: +852 3710 6888. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by as the other documents CCAC has filed, or will file, with the SEC, including a registration statement on Form S-4 that will include proxy statements/prospectus that CCAC intends to reference into, and is not a part of, this Presentation. file with the SEC in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination. If any of these risks materialize or CCAC’s or Quanergy’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY statements. There may be additional risks that neither CCAC nor Quanergy presently know, or that CCAC and Quanergy currently believe are immaterial, that could also cause AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CCAC’s and Quanergy’s expectations, plans or THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. forecasts of future events and views as of the date of this Presentation. Neither CCAC nor Quanergy gives assurance that either CCAC or Quanergy, or the combined company, will achieve its expectations. CCAC and Quanergy anticipate that subsequent events and developments will cause their assessments to change. However, while CCAC and Quanergy Participants in the Solicitation may elect to update these forward-looking statements at some point in the future, CCAC and Quanergy specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CCAC’s or Quanergy’s assessments as of any date subsequent to the date of this Presentation. CCAC, Quanergy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CCAC’s shareholders in connection with Accordingly, undue reliance should not be placed upon the forward-looking statements. the Proposed Business Combination. CCAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CCAC in CCAC’s final prospectus filed with the SEC on February 12, 2020 in connection with CCAC’s initial public offering. Information regarding the persons In addition, this presentation includes a summary set of risk factors that may have a material impact on Quanergy. These are not intended to capture all of the risks to which who may, under SEC rules, be deemed participants in the solicitation of proxies to CCAC’s shareholders in connection with the Proposed Business Combination will be set Quanergy or the Proposed Business Combination is subject or may be subject, and we encourage investors to review the risk factors set forth in the Registration Statement on forth in the proxy statement/prospectus for the Proposed Business Combination when available. Additional information regarding the interests of participants in the Form S-4 to be filed with the SEC with respect to the Proposed Business Combination (as described further below). If any of these risks materialize or our assumptions prove solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that CCAC intends to file with the SEC. You incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CCAC nor Quanergy presently may obtain free copies of these documents as described above. know or that CCAC and Quanergy currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CCAC’s and Quanergy’s expectations, plans or forecasts of future events and views as of the date of this presentation. CCAC and Quanergy No Offer or Solicitation anticipate that subsequent events and developments will cause CCAC’s and Quanergy’s assessments to change. However, while CCAC and Quanergy may elect to update these This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of forward-looking statements at some point in the future, CCAC and Quanergy specifically disclaim any obligation to do so. These forward-looking statements should not be relied securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. upon as representing CCAC’s and Quanergy’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Trademarks and Logos Financial Information This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the SM, ©, ® or TM symbols, but The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended CCAC and Quanergy will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed by copyrights. CCAC with the SEC. 2

Today’s agenda Introduction 01 Automotive opportunity 02 IoT opportunity 03 Financial summary 04 Transaction overview 05 3

CITIC Capital Acquisition Corp. and Quanergy: a winning team CITIC CAPITAL ACQUISITION CORP. SUMMARY SOLID FINANCIAL AND STRATEGIC PARTNER § CITIC Capital Acquisition Corp. (NYSE:CCAC) (“CCAC”) is a special purpose acquisition company focused on the energy efficiency, clean technology and sustainability sectors § On February 13, 2020, CCAC closed a $276M initial public offering § CCAC’s sponsor is CITIC Capital, affiliated with CITIC Limited – China’s largest conglomerate and member of the Hang Seng Index SELECTED CITIC CAPITAL-LED DEALS STRONG TRACK RECORD WITH PROVEN SUCCESS HIGHLY EXPERIENCED CCAC MANAGEMENT TEAM § 28 years of corporate and investment experience § Held CIO position at ESG-focused fund under CITIC Capital § Proven track record of cross-border investments Fanglu Wang CCAC INDEPENDENT DIRECTOR CEO § 17 years of corporate and investment experience § 22 years of corporate and investment experience § Deep industry knowledge in renewable energy and technology § Extensive experience holding senior-level roles for CITIC Capital § Extensive network of corporate and institutional relationships § Established track record of direct and fund investments Henri Arif Independent Director Eric Chan CFO 4

Transaction overview TRANSACTION § CCAC has proposed to enter into a business combination with Quanergy Systems, Inc. (“Quanergy”) STRUCTURE § Quanergy existing shareholders will roll 100% of their equity USE OF § Working capital, debt pay-down and potential acquisitions PROCEEDS § Proceeds are expected to fully fund Quanergy’s business plan VALUATION§ Pro forma enterprise value of $1.1 billion post business combination § 2.0x 2025E projected revenue of $549 million § 5.7x 2025E projected adjusted EBITDA of $191 million CAPITAL § Transaction is expected to be funded by a combination of cash held in trust of $276 million and net proceeds from a $40 STRUCTURE million PIPE (1) § Expected to result in $276 million of net cash to the balance sheet, assuming no redemptions from public shareholders PRO FORMA § Expected post transaction shareholding of 71.6% Quanergy shareholders, 5.1% founder shares, 20.4% CCAC public (2) OWNERSHIP shareholders and 3.0% PIPE investors (1) Estimated net cash is comprised of $276M cash in trust, $40M in PIPE proceeds and $30M of estimated Company cash at Closing, minus $35M in debt pay-down and $35M in estimated transaction expenses. (2) Based on capital structure as of 9/16/21 assuming no shareholder redemptions and excluding CCAC warrants. Ownership figures do not add to 100.0% due to rounding. 5

Investment highlights 5 1 4 2 3 Addressing OPA technology is IoT markets Quanergy has Experienced a game-changer reached an management team a massive and present significant high growth for automotive and immediate inflection point for to capitalize on the global TAM growth opportunity revenue growth opportunities § LiDAR market is § OPA is the solid state § Integrated sensor and § OPA outdoor range is § Senior leadership forecasted to reach technology best suited software solution advancing rapidly team with proven (1) $27B by 2030 to scale for the enables autonomy towards 200 meters public company automotive market and delivers by the end of 2021 credentials § Quanergy is ideally actionable insights positioned to win in § Quanergy is the only § Product innovation § CEO has scaled multi- both automotive and major LiDAR provider § QORTEX 3D and customer billion dollar IoT markets to harness the perception software momentum have companies and has potential of OPA platform sets never been stronger an extensive M&A Quanergy apart from track record other LiDAR providers (1) Forecast aligned with Quanergy management. 6

Experienced senior management team



KEVIN KENNEDY, PhD.
CHAIRMAN AND CEO

AVAYA · Bell Laboratories · OPENWAVE · JDSU · CISCO

Proven public company CEO with over 40 years of experience and an extensive M&A track record

AVAYA CEO 2008 – 2017	▪ Led a global organization of 11,700 employees ▪ Completed nine acquisitions, including the signficant acquisition of Nortel Enterprise Solutions for $915M
JDSU CEO 2003 – 2008	▪ Led an organization of 7,100 employees ▪ Completed 13 acquisitions, including the transformational acquisition of Acterna for $760M
CISCO SVP 1994 – 2001	▪ Was responsible for Cisco's Service Provider line of business, reporting directly to John Chambers, CEO ▪ Guided Cisco's service provider M&A strategy during a period in which Cisco completed over 50 acquisitions
Civic leadership roles	▪ Was a congressional fellow at the United States House Committee on Science, Space and Technology ▪ Appointed by President Obama to the President's National Security Telecommunications Advisory Committee
Selected current and prior board seats	UL · DIGITAL REALTY Data Center Solutions · Rambus · KLA · Polycom · freescale



PATRICK ARCHAMBAULT, CFA
CHIEF FINANCIAL OFFICER

Goldman Sachs

22 years of experience, including 17 years with Goldman Sachs as an automotive research analyst; was the lead research analyst on the Tesla IPO



TIANYUE YU, PHD.
CHIEF DEVELOPMENT OFFICER AND CO-FOUNDER

affymetrix · nanosolar

20 years of experience leading cross-disciplinary technology innovation and commercialization in high resolution imaging, photonic systems, 3D sensing and nanotechnology sectors



ENZO SIGNORE
CHIEF MARKETING OFFICER

AVAYA · JDSU · 8x8 · CISCO

30 years of experience in photonic systems, AI and SaaS; helped grow global businesses up to $4B in annual revenue



BRAD SHERRARD
CHIEF REVENUE OFFICER

Roadpost · SENSERA SYSTEMS · ublox · STRATOS

25 years of experience driving sales for organizations within IoT, sensors, microelectronics and industrial markets



JERRY ALLISON
GENERAL COUNSEL

ARRAY TECHNOLOGIES · Amkor Technology · GAI-TRONICS

25 years of public company experience leading legal functions for technology companies; broad experience in international and manufacturing operations

QUANERGY 7

Quanergy – next-generation solid state LiDAR solutions REVENUE FORECAST BACKGROUND § Technology leader in LiDAR sensors and 3D perception software $549 251% CAGR (1) § Serving both automotive and Internet of Things (“IoT”) markets § Disruptive optical phased array (“OPA”) solid state technology § 30 issued and pending patents § Over 350 customers and 40 partners $254 § Founded in 2012 and headquartered in Silicon Valley § $245M invested by leading financial and strategic investors $83 $18 $4 2021E 2022E 2023E 2024E 2025E SOLUTIONS MARKETS M Series Mechanical Sensors Mapping Security Smart Cities S Series Solid State Sensors Industrial Automation Automotive QORTEX 3D Perception Software (1) Quanergy defines IoT markets as including mapping, security, smart spaces and industrial automation. 8

Quanergy addresses industry mega-trends AUTONOMOUS VEHICLES INTERNET OF THINGS (1) (1) (2) § Automotive LiDAR TAM expected to reach $10.6B by 2030E § IoT LiDAR TAM expected to reach $16.7B by 2030E § LiDAR is a vital sensing technology to make autonomous driving § LiDAR sensors and 3D perception software serve as the a reality “eyes of the IoT” § Quanergy’s OPA LiDAR technology is a game-changer for the § Quanergy offers an intelligent LiDAR sensor and software automotive industry solution to unlock the full potential of IoT (1) Forecast aligned with Quanergy management. (2) IoT LiDAR TAM is comprised of mapping, security, smart cities and industrial automation. 9

Today’s agenda Introduction 01 Automotive opportunity 02 IoT opportunity 03 Financial summary 04 Transaction overview 05 10

Opportunity for LiDAR in the automotive market (1) AUTOMOTIVE LiDAR TAM ($ in billions) Market Perspectives § Start of production for level 3/4 autonomous vehicles is 49% CAGR expected by mid-decade, with strong growth thereafter $10.6 § Commercial rollouts are gated by stringent cost, reliability and high-volume manufacturing requirements from OEMs (2) § CMOS silicon-based OPA architecture positions Quanergy to meet these requirements (3) Automotive LiDAR Success Factors $4.6 Cost Performance Reliability Less than $500 price Range: greater than Highly robust design per sensor to support 200 meters at 10% that can withstand serial production reflectivity with zoom- harsh roadway $0.3 volumes in / zoom-out conditions capability 2021E 2025E 2030E (1) Forecast aligned with Quanergy management. (2) Complementary metal oxide semiconductor (“CMOS”) is a mature and widely adopted process technology used to produce integrated circuits. (3) Success factors are from Company management based on industry research. 11

OPA – a next-generation solid-state LIDAR technology OPA Module Size S3 Sensor Powered by OPA § 100% CMOS silicon, solid state LiDAR based on OPA technology § Result of nine years and over $100M of investment in silicon photonics technology § All key silicon components have been developed in-house leveraging Quanergy’s photonics and ASIC design team § Unlocks the performance, cost and reliability required for automotive serial production OPA LiDAR is the optical analog of phased array radar – a technology that has achieved low cost, large scale commercial (1) deployment in the automotive radar market of over 20M units annually (1) Publicly available automotive radar market data from Fortune Business Insights. 12

Why OPA is expected to be a winning automotive LiDAR technology 1 4 2 3 Highest Reliability Ultra Low Cost Adaptive Zoom Active Scanning § No moving parts, § All OPA elements § Unique software-§ Electronic beam either at the macro are integrated into defined peripheral steering capability or micro scale a single silicon vision functionality § Allows for scanning module § Eliminates wear, § Zoom-in / zoom-out both horizontally misalignment and § Leverages mature, capability to focus and vertically recalibration needs low-cost CMOS on obstacles § Provides flexibility process technology § Enables average § Random access to collect points in performance § Allows for high- across the entire any pattern lifetime greater volume, high-yield, field of view than 100,000 hours low cost manufacturing 13

OPA compared to other automotive LiDAR technologies Adaptive Technology Beam steering Cost Reliability Performance zoom Selected vendors Beam steered electronically by an OPA optical phase modulator Moves laser by tilting the angles of multiple tiny MEMS mirrors Illuminates the field of view with a single laser Flash pulse Quanergy is the only major LiDAR provider to successfully harness the potential of OPA Source: Assessment of automotive LiDAR technologies from Quanergy management based on publicly available information. 14

OPA performance acceleration plan Detection Range at 10% Reflectivity in Bright Sunlight Outdoors Dec 21E 200m Threshold for automotive use 200m 150m Quanergy has succeeded in Next-generation OPA emitter and detector ASIC pave the way Jan 21 100m for range improvements to 200 meters by the end of 2021 accelerating outdoor 100m performance range, OPA performance accelerated to 70 meters, driven by Nov 20 enhanced signal processing, optics and alignment processes paving the way for 70m automotive use 50m Jun 20 Oct 19 20m Oct 18 12m 5m 0m 2018 2019 2020 2021E 2022E Note: Chart reflects the performance of the Quanergy OPA-based solid state single-emitter sensor in outdoor demonstrations. 15

Alignment with automotive industry leaders Invested in Quanergy and collaborated to Invested in Quanergy and formed a Invested in Quanergy through its bring solid state LiDAR products to the strategic partnership to develop, test and corporate VC arm which also invested in automotive market deploy advanced LiDAR-based systems Mobileye Formed a strategic partnership with Invested in Quanergy through its Invested in Quanergy, recently formed a Quanergy focused on smart cities and corporate VC arm, Samsung Venture new collaboration focused on solid state autonomous vehicles Investment LiDAR and also invested in the PIPE “Samsung is an investor in Quanergy since its CMOS silicon solid-state OPA “Enterprise invested in Quanergy because of the potential that its strategy architecture holds significant promise to lower the cost of LiDAR systems and architecture could bring low cost, reliable sensors with advanced 3D and drive high-volume applications, potentially disrupting several markets, smart perception software to the security, smart spaces, smart cities, including automotive, industrial automation, smart spaces and consumer mapping, industrial and automotive markets. To date, Quanergy’s progress applications. Quanergy is first to market with OPA-based products and is on in advancing the true solid-state OPA-based technology has been the right track to engage with the automotive market.” – Samsung encouraging.” – Enterprise 16

Today’s agenda Introduction 01 Automotive opportunity 02 IoT opportunity 03 Financial summary 04 Transaction overview 05 17

Opportunity for LiDAR and 3D perception in IoT markets

IoT LiDAR TAM ($ in billions) (1)



25% CAGR
$2.3
$7.5
$16.7
2021E
2025E
2030E

Subsector	Applications	Requirements
Mapping	▪ Drone-based mapping ▪ Terrestrial mapping	▪ Long range ▪ Range accuracy ▪ 3D point cloud density
Security	▪ Critical infrastructure ▪ Intrusion detection ▪ Access control ▪ Border security	▪ 3D perception vs. 2D cameras ▪ Higher accuracy vs. cameras ▪ Reduction in false alarms ▪ Automated 24x7 operation
Smart Cities	▪ Retail ▪ Airports ▪ Enterprises ▪ Intersections ▪ Public venues	▪ Classification accuracy ▪ No risk of capturing personally identifiable information ▪ Lower total cost of ownership compared to cameras
Industrial Automation	▪ Port automation ▪ Measurement ▪ Warehouse automation ▪ Mobile robots	▪ Long range ▪ Robust outdoor performance ▪ High accuracy

(1) Forecast aligned with Quanergy management.

QUANERGY 18

Quanergy’s IoT solutions deliver actionable insights Security Smart Cities Business Analytics Analytics Vertical and 3D Perception Business Industrial Dashboards Software Applications Automation PTZ, Thermal Camera and VMS Mapping Integration Automated ID Handover 3D Object LiDAR Sensors Detection, 3D Position, Tracking, Direction and Next Classification Speed of Motion Best Action Sensor S Series M Series Fusion Object Detection, Collision Avoidance Quanergy QORTEX Insights 19

Best-in-class 3D perception for IoT applications Advantage Vendor A Vendor B Vendor C Horizontal field of view 360° 360° 275° 210° Up to 70% Angular resolution 0.033°–0.132° 0.1°–0.4° 0.25° 0.125° >7x Range @ 10% reflectivity 70m 40m 16m 3-11m Leading <3cm +/-3cm <9cm <7cm Range accuracy Up to 3x 432k 300k 55k 2.6k Points per second >8x 300+ objects at N/A N/A N/A 3D perception software Unique 95% accuracy Source: Assessment of leading IoT LiDAR competitive solutions from Quanergy management based on publicly-available information. 20

Accelerating IoT innovation velocity

2020 — **10 New Solutions**

2019
- QORTEX People Counter 1.2
- QORTEX 1.2
- S3-2 50° Indoor
- M8-POE

2018
- QORTEX 1.0

Quanergy introduced more IoT solutions in 2020 than the prior two years combined

Genetec Video Management System	Industry first 3D LiDAR integration
Milestone Video Management System	Industry first 3D LiDAR integration
Automated ID Handover	Ability to track on a nearly unlimited basis
Social Distancing Solutions	Highest accuracy measuring distance and occupancy
QORTEX People Counter 1.3	Zero privacy risk; highest accuracy; broadest coverage
QORTEX 2.0	95% accuracy while minimizing false alarms
S3-2 50° Outdoor	First OPA solid-state sensor for outdoor applications
MQ-8	Longest range and broadest coverage for security
M8 Prime	7x higher resolution than competing sensors
M1	Highest accuracy for mid/long range industrial use

QUANERGY 21

Quanergy IoT solutions in action 5,000+ Sensors Shipped 350+ Customers 40+ Partnerships 80+ Active Pilots Smart Airports Port Automation Critical Infrastructure Increasing efficiency at major airports, with 10x lower Enhancing safety and efficiency at some of the largest Automating 24x7 protection of secure facilities while (1) system cost versus cameras and no privacy risk and busiest ports in the world significantly reducing false alarms Mobile Robots Smart Intersections Drone-Based Mapping Enabling leading mobility with the long range and Powering 30+ smart city deployments with highly Capturing incredible detail with leading point cloud superior outdoor performance accurate traffic classification density and resolution (1) Total system cost advantage versus camera-based systems has been calculated by Quanergy management. 22

Target IoT ecosystem Mapping Security Smart Cities Industrial Automation Note: Logos represent target ecosystem opportunities. 23

Today’s agenda Introduction 01 Automotive opportunity 02 IoT opportunity 03 Financial summary 04 Transaction overview 05 24

Compelling, multi-faceted growth strategy Leverage channels Accelerate growth by aligning with key channel and strategic partners globally IoT “land grab” Disrupt existing markets Exploit price-performance and software Capture share from 2D camera solutions advantage to capture share in IoT and displace legacy LiDAR vendors Strategic M&A New verticals Accelerate organic plan with acquisitions Enter adjacent vertical markets to further of complementary businesses democratize LiDAR use Leverage transaction proceeds Automotive design wins Increase engineering and sales headcount Deliver S3 samples to auto OEMs to by ~4x by 2025E to accelerate growth secure serial production design wins 25

Revenue forecast and visibility REVENUE FORECAST ($ in millions) REVENUE VS. SALES PIPELINE ($ in millions) $549 Automotive $122 Industrial Automation $95 Mapping, Security and Smart Spaces $83 $254 $83 $18 $18 $4 2021E 2022E 2023E 2024E 2025E Revenue Pipeline Revenue Pipeline 2022E 2023E § Through 2022E and 2023E, revenue growth is expected to be driven § Quanergy has built a sales pipeline of $217M for 2022E and 2023E, (1) primarily by mapping, security and smart spaces creating substantial revenue visibility § Industrial automation is expected to begin scaling in 2023E, driven by new § Inbound sales leads increased 77% year-over-year during the first half of sensors tailored for this market 2021, driven by strong interest in Quanergy’s solutions and more targeted marketing § The automotive market is expected to fuel longer-term growth as this market develops and the S3 sensor is further refined and cost-reduced§ 2025E revenue implies just 5% penetration of the LIDAR TAM (1) Sales pipeline data is as of 9/16/21. 26

Gross margin and profitability profile

GROSS PROFIT / MARGIN ($ in millions) (1)


$324
59%
56%
50%
$143
32%
$42
6%
$0
$6
2021E
2022E
2023E
2024E
2025E

- Healthy gross margins at scale driven by high value solutions and fabless business model
- Gross margins are forecasted to reach 59% by 2025E due to volume-based cost reductions and leverage over fixed costs

ADJ. EBITDA / MARGIN ($ in millions) (2)


$191
35%
21%
$53
($32)
($40)
($15)
2021E
2022E
2023E
2024E
2025E

- New products, execution against pipeline and overall market adoption is expected to drive operating leverage
- Positive adjusted EBITDA is forecasted for the full year of 2024E and 2025E

FREE CASH FLOW ($ in millions) (3)


$103
$9
($32)
($37)
($28)
2021E
2022E
2023E
2024E
2025E

- Free cash flow reflects an expected increase in working capital and capex to support growth
- Positive free cash flow is forecasted for the full year of 2024E and 2025E

(1) Gross profit and gross margin have been adjusted to exclude stock-based compensation expense and are non-GAAP measures.
(2) Adjusted EBITDA is a non-GAAP financial measure and is defined as net loss before depreciation and amortization, provision for income taxes, interest expense (net), non-cash gain or loss on debt transactions, restructuring costs, stock-based compensation and change in fair value of derivative liabilities.
(3) Free cash flow is a non-GAAP financial measure and is defined as cash flow from operations minus capital expenditures.

QUANERGY 27

Comparison with other LIDAR SPACs 2025E 2025E 2025E 2025E 2025E 2025E 2025E Revenue Dependence on Automotive 18% ~80% 91% 78% 93% ~17% N/A 2021E - 2023E 2020E - 2021E 2021E - 2023E 2021E - 2023E 2021E - 2024E 2021E - 2022E 2021E - 2023E Free Cash Flow Burn to Breakeven ($96) ($90) ($328) ($260) ($303) ($144) ($226) Pro Forma Enterprise Value at SPAC $1.1B $1.6B $2.9B $1.8B $1.0B $1.6B $1.6B (1) Announcement Note: Other LiDAR provider data from publicly-available SPAC investor presentations. Velodyne and Ouster automotive mix is estimated based on project and revenue mix charts, respectively, in their SPAC investor presentations. AEye enterprise value is as amended on 5/3/21. AEye free cash flow is not disclosed so EBITDA is shown instead. (1) Quanergy pro forma enterprise value reflects the proposed deal value. All other enterprise value statistics are as of the date of the LiDAR providers’ SPAC investor presentations. 28

Today’s agenda Introduction 01 Automotive opportunity 02 IoT opportunity 03 Financial summary 04 Transaction overview 05 29

Transaction summary and pro forma ownership (1) TRANSACTION SUMMARY PRO FORMA VALUATION (in millions, except per share) Share Price $10.00 TRANSACTION STRUCTURE (2) Pro Forma Shares Outstanding 135.5 § CCAC has proposed to enter into a business combination with Quanergy Equity Value $1,355 VALUATION (3) Less: Net Cash 276 § Pro forma enterprise value of $1.1 billion post business combination Enterprise Value $1,079 § 2.0x 2025E projected revenue of $549 million (2) § 5.7x 2025E projected adjusted EBITDA of $191 million SOURCES AND USES (in millions) CAPITAL STRUCTURE Sources $ % Shares § Transaction is expected to be funded by a combination of cash held in trust Seller Rollover $970 71.6% 97.0 of $276 million and net proceeds from a $40 million PIPE Cash in Trust 276 20.4% 27.6 (2) § Expected to result in $276 million of net cash to the balance sheet, PIPE Equity 40 3.0% 4.0 assuming no redemptions from public shareholders Founder Shares 69 5.1% 6.9 (1) (2) Total Sources $1,355 100.0% 135.5 PRO FORMA OWNERSHIP Uses Seller Rollover SPAC Investors Seller Rollover $970 71.6% 20.4% Cash to Balance Sheet 246 Debt Pay-Down 35 PIPE Investors 3.0% Founder Shares 69 Transaction Fees 35 Founder Shares 5.1% Total Uses $1,355 (1) Based on capital structure as of 9/16/21 assuming no shareholder redemptions and excluding CCAC warrants. Ownership figures do not add to 100.0% due to rounding. (2) Based on fully diluted shares outstanding assuming net share settlement of existing Quanergy options, RSUs and warrants at a pro forma $10.00 share price. (3) Estimated net cash is comprised of $276M cash in trust, $40M in PIPE proceeds and $30M of estimated Company cash at Closing, minus $35M in debt pay-down and $35M in estimated transaction expenses. 30

Select peers operational benchmarking LIDAR PROVIDERS MOBILITY AND VISION LEADERS Average: 132% Average: 22% 210% 163% Y/Y 134% 116% 104% Revenue 99% 82% Growth 26% 24% 22% 17% Average: 59% Average: 57% 82% 75% 69% 62% 61% 61% 59% 51% 50% 48% Gross Margin 25% Average: 27% Average: 35% 54% EBITDA 41% 36% 36% 35% Margin 31% 29% 22% 21% 18% 12% (1) 2025E 2025E 2025E 2025E 2025E 2025E 2024E 2025E 2021E 2025E 2025E Source: All estimates are Wall Street consensus from Capital IQ as of 9/16/21, except Quanergy which are from Company management and AEye which are from its SPAC investor presentation, as amended on 5/3/21. 31 (1) Mobileye estimates are as of 3/10/17, prior to its announced acquisition by Intel. Mobileye 2021E gross margin estimate is from Piper Jaffray research.

Select peers valuation benchmarking LIDAR PROVIDERS MOBILITY AND VISION LEADERS Average: 3.2x Average: 8.4x 12.0x 8.5x 7.2x 6.9x Revenue 5.9x 5.5x Multiple 2.0x 2.1x 1.9x 1.3x 1.3x Average: 11.2x Average: 26.7x 33.6x 33.4x 28.9x EBITDA Multiple 17.9x 16.8x 11.6x 11.0x 8.4x 7.0x 5.7x 5.8x (1) 2025E 2025E 2025E 2025E 2025E 2025E 2024E 2025E 2021A 2025E 2025E Source: All estimates are Wall Street consensus from Capital IQ as of 9/16/21, except Quanergy which are from Company management and AEye which are from its SPAC investor presentation, as amended on 5/3/21. 32 (1) Mobileye estimates are as of 3/10/17, prior to its announced acquisition by Intel.

Transaction represents attractive discount to peers REVENUE MULTIPLES EBITDA MULTIPLES LiDAR Providers Average 11.2x 3.2x (1) 2025E Mobility and Vision 26.7x 8.4x Leaders Average (2) 2025E 50% - 79% Discount 38% - 77% Discount 5.7x to the Peer Group Deal value 2.0x to the Peer Group Current Averages 2025E Current Averages (1) Velodyne metrics for 2024E are included in the average. (2) Mobileye metrics for 2021E are included in the average – as of 3/10/17, prior to its announced acquisition by Intel. 33